Segment reporting	12 Months Ended
Dec. 31, 2024
Disclosure of operating segments [abstract]
Segment reporting	Segment reporting
The Company operates in a single operating segment. The Company’s financial information is reviewed, and its performance assessed as a single segment by the senior management team led by the Chief Executive Officer (“CEO”), the Company’s Chief Operating Decision Maker (“CODM”).
For the years ended December 31, 2024 and 2023, respectively, the Company had a physical presence in three countries outside of its headquarters in Switzerland: France, the United States, and Brazil. An analysis of the location of non-current assets other than financial instruments and deferred tax assets by country is as follows (in USD thousands):

	As of December 31,
	2024	2023
Switzerland	$44,282	$46,370
France	2,184	3,000
United States	1,906	913
Brazil	3	6
Total non-current assets other than financial instruments and deferred tax assets	$48,375	$50,289